UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2014

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA		94089-1138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On February 26, 2014, PricewaterhouseCoopers LLP informed the Company that it was declining to stand for re-election as the independent registered accounting firm for QuickLogic Corporation for the fiscal year ending December 28, 2014.

(ii)	The reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements for the fiscal years ended December 30, 2012 and January 1, 2012, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	During the fiscal years ended December 29, 2013 and December 30, 2012, and the subsequent interim period through March 4, 2014, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the subject matter of such disagreement in connection with its reports on the Company’s consolidated financial statements for such years.

(iv)	During the fiscal years ended December 29, 2013 and December 30, 2012, and the subsequent interim period through March 4, 2014, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v)	The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements of the Registrant in response to Item 304(a) of Regulation S-K. A copy of such letter, dated March 4, 2014, is filed as Exhibit 16 to this Form 8-K.

(b) New independent registered public accounting firm

(i)	On March 4, 2014, the Audit Committee of the Board of Directors of QuickLogic Corporation appointed BDO USA, LLP as its new independent registered public accounting firm effective immediately following the filing of the Company’s Form 10-K for the fiscal year ended December 29, 2013. During the fiscal years ended December 29, 2013 and December 30, 2012, and the subsequent interim period through March 4, 2014, the Registrant has not consulted with BDO USA, LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that BDO USA, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in S-K 304(a)(1)(iv) and the related instructions to S-K 304, or a reportable event, as that term is defined in S-K 304(a)(1)(v).

Section 9 Financial Statements and Exhibits

Item 9.01(d) Exhibits.

16.01	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2014	QuickLogic Corporation

/s/ Ralph S. Marimon
Ralph S. Marimon
Vice President of Finance and Chief Financial Officer

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